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                                                                    EXHIBIT 10.7
                         UNQUALIFIED RELEASE AGREEMENT
                         -----------------------------

Agreement made this 3rd day of March, 1999, by and between Carol Lund, an individual, on behalf of herself, her heirs, and anyone else who has or obtains legal rights through her (hereafter referred to as "I", "me" or "Releasor") and River Hills Wilsons, Inc., a Minnesota corporation, and any organization related to River Hills Wilsons, Inc. in the past or present, and past or present officers, directors, employees (with the exception of Releasor), shareholders, committees, insurers, agents, successors and assigns of River Hills Wilsons, Inc. or any past or present related organization or entity (hereafter referred to as "Wilsons").

DEFINITIONS. All the words in this Unqualified Release Agreement ("Release") have their meaning in ordinary English.

PAYMENTS AND PROMISES. In exchange for my Promises, as set forth below, Wilsons has promised to do the following things for me:

1. Pay me, as severance, the sum of THREE HUNDRED NINETY THOUSAND AND NO/100 Dollars ($390,000.00), which represents eighteen (18) months' base pay, from which amount will be deducted applicable FICA, Federal and State tax deductions;

2. Arrange for all issued and outstanding stock options to fully vest as of my termination date, January 30, 1999, and allow me until January 30, 2001 (rather than the usual ninety days after termination) to exercise any or all of those options; and

3. Provide me with outplacement services, as determined by Wilsons, through Right Associates, for a period of twelve (12) months after my termination.

PAYMENTS CONTINGENT ON RELEASE. I understand and agree that I would not receive the Payments and Promises set forth above as item numbers 1, 2 and/or 3 except for my execution of this Release and the fulfillment of my Promises as set forth herein.

RELEASOR'S CLAIMS. The claims I am releasing below include all of my rights to any relief of any kind from Wilsons to date, including but not limited to:

1.  all claims I have now, whether or not I know about the claims;

2. all claims I have against Wilsons for alleged discrimination against me under any federal, state or local law, including for example Title VII of the Civil Rights Act of 1964 ("Title VII"), the Fair Labor Standards Act ("FLSA"), the Age Discrimination in Employment Act ("ADEA"), the Americans with Disabilities Act ("ADA"), the Family and Medical Leave Act of 1993 ("FMLA"), the Minnesota Human Rights Act ("MHRA") or under any other federal, Minnesota or local law (whether statute, regulation, ordinance or otherwise), including any amendments thereto;
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3.  all claims arising out of the hiring process used by Wilsons or arising out of my termination, including but not limited to, any alleged breach of contract, defamation or intentional infliction of emotional distress;

4.  all claims for attorneys' fees; and

5. all claims for any other alleged unlawful employment practices arising out of or relating to my employment or the termination of my employment.

MY PROMISES. In exchange for receiving the payments and other consideration set forth in this Release, I hereby promise to fully and finally release, give up and otherwise relinquish all my claims against Wilsons, including but not limited to claims under Title VII, FLSA, ADEA, ADA, FMLA and MHRA. I will not bring any lawsuits or make any other demands against Wilsons except if necessary to enforce the provisions of this Release. The payments and other consideration I will receive as set forth in this Release is full and fair payment for the release of all my claims. Wilsons does not owe me anything in addition to what I will receive under this Release.

REVOCATION/RESCISSION. Releasor may revoke this Agreement for a period of fifteen (15) days following the day she executes this Agreement. Any revocation within this period must be submitted in writing to Corrine G. Lapinsky, Director of Legal Services, Wilsons The Leather Experts, 7401 Boone Avenue No., Brooklyn Park, Minnesota 55428, and the revocation must state, "I hereby revoke my acceptance of the Unqualified Release Agreement." The revocation must be either personally delivered or mailed and postmarked within fifteen (15) days of execution of the Unqualified Release Agreement. This Unqualified Release Agreement shall not become effective or enforceable until the revocation period has expired. If the last day of the revocation period is a Saturday, Sunday or legal holiday in Minnesota, then the revocation period shall not expire until the next following day which is not a Saturday, Sunday or legal holiday.

RELEASOR IS FURTHER SPECIFICALLY ADVISED PURSUANT TO MINNESOTA STATUTES SECTION
363.031 THAT RELEASOR HAS THE RIGHT TO RESCIND THIS AGREEMENT WITHIN FIFTEEN
(15) CALENDAR DAYS OF ITS EXECUTION. TO BE EFFECTIVE, THE RESCISSION MUST BE IN WRITING AND DELIVERED TO WILSONS EITHER BY HAND DELIVERY OR BY MAIL, PROPERLY ADDRESSED TO CORRINE G. LAPINSKY AT THE ADDRESS GIVEN ABOVE AND SENT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, WITHIN SAID FIFTEEN (15) DAY PERIOD.

NOTICE.  I HAVE BEEN ADVISED AND UNDERSTAND THAT I HAVE AT LEAST TWENTY-ONE (21)
------
DAYS TO CONSIDER MY RELEASE OF RIGHTS AND CLAIMS OF AGE DISCRIMINATION UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT ("ADEA"), BEGINNING THE DATE I RECEIVED THIS AGREEMENT AND I ACKNOWLEDGE THAT I AM HEREBY ADVISED IN WRITING TO CONSULT WITH AN ATTORNEY PRIOR TO EXECUTION OF THIS AGREEMENT. IF I SIGN THIS RELEASE, I UNDERSTAND THAT I AM ENTITLED TO REVOKE MY RELEASE OF RIGHTS OR CLAIMS OF AGE DISCRIMINATION UNDER THE ADEA WITHIN SEVEN (7) DAYS OF
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EXECUTING IT, AND IT SHALL NOT BECOME LEGALLY BINDING OR ENFORCEABLE UNTIL THE
SEVEN-DAY PERIOD HAS EXPIRED. HAVING ELECTED TO EXECUTE THIS AGREEMENT, TO FULFILL THE PROMISES SET FORTH HEREIN AND TO RECEIVE THEREBY THE SUMS AND BENEFITS SET FORTH ABOVE, I FREELY AND KNOWINGLY, AND AFTER DUE CONSIDERATION, ENTER INTO THIS AGREEMENT INTENDING TO WAIVE, SETTLE AND RELEASE ALL CLAIMS I HAVE OR MIGHT HAVE AGAINST WILSONS.

ADDITIONAL AGREEMENTS AND UNDERSTANDINGS. I acknowledge that Wilsons' position is that even though it has paid me to release my claims, Wilsons does not admit that it is responsible or legally obligated to me and, in fact, Wilsons denies any wrongdoing or legal obligation to me.

CONFIDENTIALITY. I agree not to disclose any information regarding the existence or substance of this Release or the payments and other consideration given in exchange for the Release except to my spouse, financial advisor(s) and an attorney or attorneys with whom I choose to consult regarding my consideration of this Release. It shall be a condition of any disclosure to any such individuals that they also maintain the confidentiality of the Release.

RIGHTS TO COUNSEL AND CONSIDER. I understand that I am advised by Wilsons to consult an attorney prior to signing this Release. I have read this Release carefully and understand all of its terms. I have had the opportunity to discuss this Release with my own attorney. In agreeing to sign this Release, I have not relied on any statements or explanations made by Wilsons, its agents or its attorneys, other than Wilsons' promises as set forth in this Release.


IN WITNESS WHEREOF, the parties have signed this Release on this 3 day of March, 1999.


CAROL S. LUND (on behalf of herself, her heirs, successors and assigns)


   /s/  Carol S. Lund                         Mar 3, 1999
---------------------------------        ---------------------------
Carol S. Lund                            Date


STATE OF MINNESOTA  )
                    ) ss.
COUNTY OF HENNEPIN  )

On this 3rd day of March, 1999, personally appeared before me, a Notary Public within and for said County, Carol S. Lund, known to be the person named in and who executed the
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foregoing Unqualified Release Agreement and who acknowledged such execution to be her free act and deed for the purposes therein expressed.

                                       /s/  Mary M. Burnsklinger
                                     ------------------------------
                                     Notary Public

RIVER HILLS WILSONS, INC. (on behalf of itself and all past and present parent, subsidiary and affiliated corporations, concerns, successors and assigns)

By:   /s/  Betty Goff
    -------------------------------------
        Betty Goff
        Vice President



STATE OF MINNESOTA  )
                    ) ss.
COUNTY OF HENNEPIN  )

On this 3rd of March, 1999, personally appeared before me, a Notary Public within and for said County, Betty Goff, Vice President of River Hills Wilsons, Inc., known to be the person named in and who executed the foregoing Unqualified Release Agreement and who acknowledged that she executed the same as her free act and deed for the purposes therein expressed.

                                       /s/  Katherine S. Wodtke
                                     --------------------------------
                                     Notary Public